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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                          C U R R E N T   R E P O R T


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                                October 17, 1996
                -----------------------------------------------
                Date of Report (date of earliest event reported)


                       Savannah Foods & Industries, Inc.
                -----------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                    Delaware
                -----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       1-11420                                      58-1089367
-----------------------                  --------------------------------
(Commission File Number)                 (IRS Employer Identification No.)



Post Office Box 339, Savannah, Georgia                 31402
----------------------------------------            ----------
(Address of Principal Executive Offices)            (Zip Code)


                                 (912) 234-1261
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former Name Or Former Address, If Changed Since Last Report)





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Item 4.  Change in Registrant's Certifying Accountant

(a) Previous independent accountants

     On October 17, 1996, Savannah Foods & Industries, Inc. notified Price Waterhouse LLP that it would be dismissed as the Registrant's independent accountants upon completion of its audit of the consolidated financial statements as of and for the fiscal year ended September 29, 1996.

     The reports of Price Waterhouse LLP on the consolidated financial statements of Savannah Foods & Industries, Inc. as of and for the fiscal years ended October 1, 1995 and October 2, 1994 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     The Registrant's Audit Committee and Board of Directors made and approved the decision to change independent accountants.

     In connection with its audits for the fiscal years ended October 1, 1995 and October 2, 1994 and through October 17, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

     During the fiscal years ended October 1, 1995 and October 2, 1994 and through October 17, 1996, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 22, 1996, is filed as Exhibit 16-1 to this Form 8-K.

(b) New independent accountants

     As of the date of this Form 8-K, the Registrant has not engaged new independent accountants. The Registrant's Audit Committee and Board of Directors plan to select and approve new independent accountants at their December 1996 meetings.












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Item 7.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired - not applicable.

(b) Pro forma financial information - not applicable.

(c) Exhibits:


           Page  Exhibit
           No.   Number   Description
           ----  -------  -----------
            5    16-1     Letter re: change in certifying accountant

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Savannah Foods & Industries, Inc.
                                      ---------------------------------
                                      (Registrant)


Date:  October 23, 1996
       ----------------               /S/ Gregory H. Smith
                                      --------------------
                                      Gregory H. Smith
                                      Senior Vice President
                                      Chief Financial Officer and Treasurer



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